EXHIBIT 99.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Baywood International, Inc., a Nevada corporation (the "Company"), Quarterly Report on Form 10-QSB for the three month period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, I, Neil Reithinger, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          To the best of the undersigned's knowledge, based upon a review of the Company's Form 10-QSB for the three month period ended March 31, 2003:

          1. The Company's Quarterly Report on Form 10-QSB for the three month period ended March 31, 2003, fully complies with the requirements of
Section  13(a)  or  15(d)  of  the  Securities  Exchange  Act  of  1934;

          2. The information contained in the Company's Form 10-QSB for the three month period ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ Neil Reithinger
                                       -------------------
                                       Neil Reithinger, Chief Executive Officer,
                                       Principal Accounting Officer


STATE OF ARIZONA     )
                     )
County of Maricopa   )


          The foregoing was acknowledged before me this 15th day of May, 2003, by Neil Reithinger, Chief Executive Officer and Principal Accounting Officer of Baywood International, Inc., a Nevada corporation, on behalf of such corporation.


                                       /s/ Tiffany Moore
                                       -----------------
                                       Notary Public

My Commission Expires:


March 15, 2005
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